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                                                                    EXHIBIT 99.1

[ARDENT HEALTH SERVICES LOGO]

FOR IMMEDIATE RELEASE

INVESTOR CONTACT:
R. Dirk Allison
Executive Vice President and Chief Financial Officer
(615) 296-3000

MEDIA CONTACT:
Shea Davis
Vice President, Communications
(615) 296-3240

                   ARDENT HEALTH SERVICES ANNOUNCES SUCCESSFUL
                       COMPLETION OF CONSENT SOLICITATION

NASHVILLE, Tenn. (January 3, 2005) - Ardent Health Services LLC announced today that its subsidiary, Ardent Health Services, Inc., has received consents from holders of a majority of its 10% Senior Subordinated Notes due 2013 to an amendment to the financial reporting covenant in the indenture governing the Notes. The Noteholders also consented to a waiver of all existing defaults under the indenture relating to the financial reporting covenant.

Citigroup Global Markets Inc. and Banc of America Securities LLC acted as the solicitation agents and Global Bondholder Services Corporation acted as the information and tabulation agent for the consent solicitation.

Ardent Health Services is a provider of health care services to communities throughout the United States. Ardent currently operates 35 hospitals in 14 states, providing a full range of medical/surgical, psychiatric and substance abuse services to patients ranging from children to adults.

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Ardent Health Services Announces Successful
Completion of Consent Solicitation
Page 2
January 3, 2005

FORWARD LOOKING STATEMENTS:

This release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are intended to be covered by the safe harbors created under that Act. These statements are based on our current estimates and expectations. Forward-looking statements may include words, such as "may," "will," "plans," "estimates," "anticipates," "believes," "expects," "intends" and similar expressions. These forward-looking statements are subject to various factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected or assumed. These factors, risks and uncertainties include, without limitation, the timing and results of the ongoing internal investigation being conducted by the Audit Committee; the ultimate impact and consequences arising from the restatement of Ardent's previously filed financial statements, the restrictions and covenants in our credit facility and debt instruments, our need to seek alternative financing if the consent solicitation is not completed and the potential lack of adequate alternative financing; the geographic concentration of our operations, particularly in Albuquerque, New Mexico and Tulsa, Oklahoma; possible changes in the Medicare and Medicaid programs that may limit reimbursement to health care providers and insurers; a possible reduction of profitability of our health plan caused by lower enrollment; our failure to maintain satisfactory relationships with providers or our ability to effectively price our health care premiums or manage medical costs; the availability, cost and terms of malpractice insurance coverage; claims and legal actions relating to professional liabilities or other matters exceeding the scope of our liability coverage; the highly competitive nature of the health care business, including the competition to recruit and retain physicians and other health care personnel and the ability to retain qualified management; the potential adverse impact of government investigations or "qui tam" lawsuits brought under the False Claims Act or other whistleblower statutes; our ability to integrate newly acquired facilities and improve their operations and realize the anticipated benefits of the acquisitions; our ability to acquire hospitals that meet our target criteria; our ability to manage and integrate our information systems effectively and the impact of the previously-announced impairment charge for software, hardware and implementation costs which we previously capitalized; any reduction in payments to health care providers by government and commercial third-party payers, as well as cost-containment efforts of insurers and other payers; uncertainty associated with compliance with HIPAA and other privacy laws and regulations; changes in, or violations of, federal, state or local regulation affecting the health care industry; the possible enactment of Federal or state health care reform; changes in general economic conditions and those factors, risks and uncertainties described in our Annual Report on Form 10-K under the caption "Risk Factors" and from time to time our filings with the Securities and Exchange Commission

We can give no assurance that the forward-looking statements included in this release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by us or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained in this release.

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